CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, Chris Foster, Chief Financial Officer, Secretary, Treasurer and a director of Cascade Energy, Inc., hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the quarterly report on Form 10-QSB of Cascade Energy, Inc. for the six month period ended August 31, 2005 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Cascade Energy, Inc.

Date: October 24, 2005

/s/ Chris Foster
Chris Foster
Chief Financial Officer, Secretary, Treasurer and Director
(Principal Accounting and Financial Officer)